SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        RECKSON SERVICE INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



Maryland                                                         11-3383642
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)
  225 Broadhollow Road
  Melville, New York                                                11747
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(Address of principal executive offices)                     (Zip Code)



If this Form relates to the registration If this Form relates to the of a class of debt securities and is registration of a class of debt effective upon filing pursuant to securities and is to become General Instruction A(c)(1) please check effective simultaneously with the
the following box. / /                      effectiveness    of   a   concurrent
                                            registration   statement  under  the
                                            Securities  Act of 1933  pursuant to
                                            General  Instruction  A(c)(2) please
                                            check the following box./ /


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                         Name of Each Exchange on Which
to be so Registered                         Each Class is to be so Registered
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None.                                                                  None.
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Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class
to be so Registered
--------------------------------------------------------------------------------
Common Stock, par value $.01 per share
[Preferred Stock Purchase Rights]


Item 1.           Description of Registrant's Securities to be Registered.

     The section captioned "Description of RSI Capital Stock" in the Registrant's prospectus forming a part of Registrant's Registration Statement on Form S-1 (No. 333-44419), which was declared effective by the Securities and Exchange Commission on May 13, 1998, is incorporated herein by reference.

Item 2.           Exhibits.

         The following exhibits are filed with this Registration Statement:

         1. The Registrant's Registration Statement on Form S-1, as amended from time to time (File No. 333-44419), is incorporated herein by reference.

         2. The Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.2 filed as part of the Company's Registration Statement on Form S-1, as amended from time to time (File No. 333-44419).

         3. The By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.3 filed as part of the Company's Registration
              Statement on Form S-1, as amended from time to time (File No. 333-44419).

         4. A specimen certificate of the Common Stock of the Registrant is incorporated herein by reference to Exhibit 4.1 filed as part of the Company's Registration Statement on Form S-1, as amended from time to time (File No. 333-44419).


                                        SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            RECKSON SERVICE INDUSTRIES, INC.



                                            By:      /s/ Michael Maturo
                                                  -----------------------
                                                     Michael Maturo
                                                     Executive Vice President

Date:  June 1, 1998